AGREEMENT REGARDING CREDIT FACILITY

         This Agreement Regarding Credit Facility ("AGREEMENT") is entered into effective as of the 18th day of April, 1996, by and among THE FIRST NATIONAL BANK OF BOSTON, AS AGENT, THE FIRST NATIONAL BANK OF BOSTON and CAPITAL BANK (collectively, "LENDERS"), BAYPORT RESTAURANT GROUP, INC. ("BAYPORT") CRAB HOUSE, INC. ("CRAB HOUSE"), CAPT. CRAB'S TAKE-AWAY OF 79TH STREET, INC., TAKE-AWAY/KING SHOPPING PLAZA, INC., AND CRYOTECH INDUSTRIES OF NORTH CAROLINA, INC. (collectively, "BORROWER") and LANDRY'S SEAFOOD RESTAURANTS, INC. ("LANDRY'S").

                                 R E C I T A L S

         Whereas, Lenders and Borrower entered into that certain Revolving Credit and Term Loan Agreement dated December 14, 1994 (together with the First Amendment thereto dated February 6, 1996, the Waiver and Second Amendment thereto dated March 21, 1996 and including all notes and other documents executed pursuant thereto, the "CREDIT AGREEMENT") pursuant to the terms of which Lenders agreed to make available to Borrower loan proceeds of up to Sixteen Million and No/100 Dollars (the "LOAN") secured by various assignments, security interests, and leasehold mortgages (collectively, the "LOAN COLLATERAL");

         Whereas, Landry's and Bayport have, concurrently with the execution of this Agreement, entered into an agreement whereby Bayport will merge with and into a wholly-owned subsidiary of Landry's and all of the outstanding shares of Bayport will be exchanged for shares of Landry's (the "MERGER AGREEMENT");

         Whereas, Landry's and Bayport have also, concurrently with the execution of this Agreement and the Merger Agreement, entered into a Loan Agreement (herein so called) in the form attached hereto as EXHIBIT "A" and incorporated herein by reference, with all capitalized terms not otherwise defined in this Agreement having the meanings ascribed to them in the Loan Agreement;

         Whereas, Bayport has heretofore used a portion of the proceeds of the Loan for the purpose of paying the costs of construction of improvements to the Land; however there are currently unpaid accrued construction costs payable with respect to each of the Projects and substantial additional funds are required to complete the construction, equipping and furnishing of each of the Projects;

         Whereas, Lenders are unwilling to advance additional funds to Bayport for the purpose of paying the outstanding payables on the Projects or for the purpose of completing, equipping and furnishing of the Projects;

         Whereas, as a condition precedent to Landry's obligations to advance funds to Bayport pursuant to the terms of the Loan Agreement, Bayport is required to obtain the consent and agreement of Lenders to various provisions thereof;

         Whereas, Lenders believe that each will benefit, directly or indirectly, as a result of Landry's furnishing of funding to Bayport pursuant to the terms of the Loan Agreement and desires to grant their consent and agreement to various provisions thereof as hereinafter provided;

                                A G R E E M E N T

         Now Therefore, in consideration of the foregoing premises and the mutual benefits that will be obtained by the execution hereof, it is agreed as follows:

         1. Notwithstanding any contrary provision contained in the Credit Agreement, Lenders hereby agree that:

            (a) the execution, delivery, performance, and consummation by Bayport of the Merger Agreement shall not constitute an Event of Default (as such term is defined in the Credit Agreement);

            (b) the execution, delivery, performance and consummation by Bayport of the Loan Agreement, as well as the obtaining of credit thereunder and the execution, delivery and performance of all promissory notes, deeds of trust, mortgages, security agreements, assignments, deeds, bills of sale and other documents contemplated thereby shall not constitute an Event of Default;

            (c) so long as the Merger Agreement is in effect, or the transaction contemplated by the Merger Agreement has been consummated, then at all times prior to December 31, 1996, all or any part of the outstanding balance of the Loan may be prepaid, from time to time, without notice, premium or penalty;

            (d) so long as the Merger Agreement is in effect, or the transaction contemplated by the Merger Agreement has been consummated, then at all times prior to December 31, 1996, the credit facility evidenced by the Credit Agreement may be terminated without the payment of the Early Termination Fee (as such term is defined in the Credit Agreement);

            (e) so long as (i) the Merger Agreement is in effect or the transaction contemplated by the Merger Agreement has been consummated and (ii) all required payments of interest payable under the Credit Agreement are paid within the time period permitted, then at all times prior to December 31, 1996, Lenders will forbear from declaring an Event of Default, charging interest at the default rate provided for in
         Section 2.7(b) of the Credit Agreement, accelerating the maturity of the Loan, or otherwise seeking to enforce any of the affirmative or negative covenants contained in the Credit Agreement; provided, however, if Landry's commences the exercise of its remedies as a result of the occurrence of one or more of the events enumerated in either
         Section 6.1(b) or Section 6.1(d) of the Loan Agreement, then Landry's shall promptly give Lenders written notice of same and Lenders shall then be entitled to declare an Event of Default and exercise their remedies under the Credit Agreement or any other Loan Document as such term is defined in the Credit Agreement.

            (f) so long as the Merger Agreement has not been terminated the Credit Agreement will not be modified, changed, amended, increased or extended without the prior written consent of Landry's, which consent may be granted or withheld in its sole and absolute discretion.

         2. Upon the execution hereof and concurrently with the disbursement by Landry's to Bayport of the Initial Advance pursuant to the Loan Agreement, Lenders will assign to Landry's all of Lenders' right, title and interest in and to all mortgages, deeds of trust, collateral assignments of lease, security agreements, financing statements and other collateral documents which pertain to the Jupiter Tract and to the Collateral Personalty associated with the Jupiter Tract. Such assignments shall be made without recourse or warranty on the part of Lenders. At the time of such assignments Bayport or Crab House, as applicable, shall be permitted to execute and to deliver into the Conveyance Escrow, the Conveyance Documents associated with the Jupiter Tract and the Jupiter Collateral Personalty.

         3. Following the execution hereof and concurrently with the disbursement by Landry's to Bayport of the second Advance pursuant to the Loan Agreement, Lenders will assign to Landry's all of Lenders' right, title and interest in and to all mortgages, deeds of trust, collateral assignments of lease, security agreements, financing statements and other collateral documents which pertain to the Nashville Tract and to the Collateral Personalty associated with the Nashville Tract. Such assignments shall be made without recourse or warranty on the part of Lenders. At the time of such assignments Bayport or Crab House, as applicable, shall be permitted to execute and to deliver into the Conveyance Escrow, the Conveyance Documents associated with the Nashville Tract and the Nashville Collateral Personalty.

         4. Following the execution hereof and as Bayport or Crab House, as applicable, are able to obtain the required consents and estoppels from the Owners, Bayport or Crab House, as applicable, shall be permitted to grant liens to Landry's on their respective leasehold interests in and to the Chicago Tract, the Great Neck Tract, the Myrtle I Tract, and the Myrtle II Tract and to execute and deliver into the Conveyance Escrow, the Conveyance Documents as to each.

         5. Landry's obligation to make Advances to Bayport is, pursuant to the Loan Agreement, limited in the aggregate based on the number and identity of the Collateral Tracts and Collateral Personalty on which Landry's then holds first priority perfected liens on and for which Conveyance Documents are then in the Conveyance Escrow. As Bayport desires to qualify for an increase in the limit of Advances, and provided that Landry's has then received first priority perfected liens on one or more of the Tracts set forth in the preceding paragraph 4, then concurrently with the making of each Advance which exceeds the prior limit, the Lenders will, with respect to whichever of the foregoing listed Tracts is then being used to qualify Bayport to receive an Advance in excess of the previous limit, assign to Landry's all of Lenders' right, title and interest in and to all security agreements, financing statements and other collateral documents which pertain to the Collateral Personalty associated with such Tract. Such assignments shall be made without recourse or warranty on the part of Lenders. At the time of such assignments Bayport or Crab House, as applicable, shall be permitted to execute and to deliver into the Conveyance Escrow, the Conveyance Documents associated with such Collateral Personalty.

         6. At such time as Landry's holds valid, first priority, and perfected liens in the Myrtle I Tract and the Myrtle II Tract then Landry's will, provided that by doing so Bayport will not then be in violation of the Advance limitations set forth in the Loan Agreement, reassign to Lenders' agent all of Landry's right, title and interest in and to all mortgages, deeds of trust, collateral assignments of lease, security agreements, financing statements and other collateral documents which pertain to the Jupiter Tract and to the Collateral Personalty associated with the Jupiter Tract. Such reassignment shall be made without recourse or warranty on the part of Landry's.

         7. Landry's agrees that it will notify Lenders, in writing, if the Merger Agreement is terminated.

         8. By the execution hereof Landry's assumes no liability under the Credit Agreement and Lenders agree that Landry's shall have no liability to Lenders for the repayment of any of Borrower's debts nor for the performance of any of Borrower's obligations under the Credit Agreement or otherwise.

         9. Lenders agree to send Landry's a copy of all written notices which either sends to Borrower pursuant to or regarding the Credit Agreement. Landry's agrees to send Lenders a copy of all written notices which it sends to Borrower pursuant to or regarding the Loan Agreement.

         10. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given if (a) mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, (b) by delivering same in person to the intended addressee, (c) by delivery to an independent third party commercial delivery service for same day or next day delivery and providing for evidence of receipt at the office of the intended addressee, or (d) by prepaid telegram, telex, or telefacsimile to the addressee. Notice so mailed shall be effective upon its deposit with the United States Postal Service or any successor thereto; notice sent by such a commercial delivery service shall be effective upon delivery to such commercial delivery service; notice given by personal delivery shall be effective only if and when received by the addressee; and notice given by other means shall be effective only if and when received at the office or designated place or machine of the intended addressee. For purposes of notice, the addresses of the parties shall be as set forth herein; provided, however, that any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days' notice to the other party in the manner set forth herein. The addresses of the parties are as follows:

                  Lenders: The First National Bank of Boston 115 Perimeter Center Place N.E. Suite 500
                                      Atlanta, Georgia 30346
                                      Attention: John Hood
                                      Facsimile: (404) 393-4166

                  With Copy To:       Hinckley, Allen & Snyder
                                      One Financial Center
                                      Boston, Massachusetts 02109
                                      Attention: Paula K. Andrews, Esq.
                                      Facsimile: (617) 345-9020

                  Landry's:           Landry's Seafood Restaurants, Inc.
                                      1400 Post Oak Boulevard
                                      Suite 1010
                                      Houston, Texas 77056
                                      Attention: Steven L. Scheinthal, Esq.
                                      Facsimile: (713) 623-4702

                  With Copy To:       Winstead Sechrest & Minick P.C.
                                      910 Travis Street, Suite 1700
                                      Houston, Texas 77002
                                      Attention: Arthur S. Berner, Esq.
                                      Facsimile: (713) 951-3800

                  Borrower:           Bayport Restaurant Group, Inc.
                                      4000 Hollywood Boulevard
                                      Suite 695-S
                                      Hollywood, Florida 03021
                                      Attention: David J. Connor
                                      Facsimile: (305) 961-8778

                  With Copy To:       Akerman, Senterfitt & Eidson, P.A.
                                      Suntrust International Center
                                      28th Floor
                                      One S.E. 3rd Avenue
                                      Miami, Florida 33131-1704
                                      Attention: Philip B. Schwartz, Esq.
                                      Facsimile: (305) 374-5095

         11. This Agreement shall be binding upon and inure to the benefit each of the parties' successors and assigns.

         12. As a matter of convenience this Agreement may be executed in counterparts which counterparts will, when taken together, constitute one originally executed Agreement.

         In witness whereof we have set our hands effective as of the date first above written.

                                      LENDERS:

                                      THE FIRST NATIONAL BANK OF BOSTON, AS
                                      AGENT

                                      By: /s/ JOHN K. HOOD
                                         ---------------------------------------
                                      Name: JOHN K. HOOD
                                           -------------------------------------
                                      Title: DIRECTOR
                                            ------------------------------------

                                      THE FIRST NATIONAL BANK OF BOSTON

                                      By: /s/ JOHN K. HOOD
                                         ---------------------------------------
                                      Name: JOHN K. HOOD
                                           -------------------------------------
                                      Title: DIRECTOR
                                            ------------------------------------

                                      CAPITAL BANK

                                      By: /s/ EDWARD P. TIETJEN
                                         ---------------------------------------
                                      Name: EDWARD P. TIETJEN
                                           -------------------------------------
                                      Title: SENIOR VICE PRESIDENT
                                            ------------------------------------

                                      BORROWER:

                                      BAYPORT RESTAURANT GROUP, INC.

                                      By: /s/ DAVID J. CONNOR
                                         ---------------------------------------
                                      Name: DAVID J. CONNOR
                                           -------------------------------------
                                      Title: CHAIRMAN
                                            ------------------------------------

                                      CRAB HOUSE, INC.

                                      By: /s/ WILLIAM D. KORENBAUM
                                         ---------------------------------------
                                      Name: WILLIAM D. KORENBAUM
                                           -------------------------------------
                                      Title: PRESIDENT
                                            ------------------------------------

                                      CAPT. CRAB'S TAKE-AWAY OF 79TH
                                      STREET, INC.

                                      By: /s/ WILLIAM D. KORENBAUM
                                         ---------------------------------------
                                      Name: WILLIAM D. KORENBAUM
                                           -------------------------------------
                                      Title: PRESIDENT
                                            ------------------------------------

                                      TAKE-AWAY/KING SHOPPING PLAZA, INC.

                                      By: /s/ WILLIAM D. KORENBAUM
                                         ---------------------------------------
                                      Name: WILLIAM D. KORENBAUM
                                           -------------------------------------
                                      Title: PRESIDENT
                                            ------------------------------------

                                      CRYOTECH INDUSTRIES OF NORTH
                                      CAROLINA, INC.

                                      By: /s/ WILLIAM D. KORENBAUM
                                         ---------------------------------------
                                      Name: WILLIAM D. KORENBAUM
                                           -------------------------------------
                                      Title: PRESIDENT
                                            ------------------------------------

                                       LANDRY'S:

                                       LANDRY'S SEAFOOD RESTAURANTS, INC.

                                       By: /s/ TILMAN J. FERTITTA
                                          --------------------------------------
                                       Name: TILMAN J. FERTITTA
                                            ------------------------------------
                                       Title: CHAIRMAN, PRESIDENT AND CHIEF
                                              EXECUTIVE OFFICER
                                             -----------------------------------

                                   Exhibit "A"

                                 LOAN AGREEMENT

                                        9